ESCROW AGREEMENT


    THIS ESCROW AGREEMENT ("Agreement") is entered into as of March 21, 2005 (the "Closing Date"), by and among: POWER2SHIP, INC., a Nevada corporation ("P2S"), COMMODITY EXPRESS TRANSPORTATION, INC., a Delaware corporation and indirect wholly owned subsidiary of P2S ("CET-DEL"), POWER2SHIP HOLDINGS, INC., a Florida corporation and wholly owned subsidiary of P2S ("P2S Holdings"), together the Companies ("Companies") AND COMMODITY EXPRESS TRANSPORTATION, INC., a South Carolina corporation ("CET-SC") AND KYLE MICHEL LAW FIRM, LLC, a South Carolina limited liability company ("Escrow Agent"), each individually a party ("Party") and all together the parties ("Parties").

                                    RECITALS

    A. The Companies and CET-SC are entering into a series of agreements on the Closing Date that will cause them to work closely together for the purpose of building the business of CET-DEL, which as of the day before the Closing Date is a corporation substantially without assets;

    B.   P2S Holdings is the record owner of all the shares of CET-DEL;

    C. The Companies and CET-SC agree that the success of CET-SC and CET-DEL will be closely related following the Closing Date and further agree that the success of CET-DEL will be jeopardized if CET-DEL is not properly capitalized and managed for two years following the Closing Date ("Term");

    D. The Companies and CET-SC also agree that any sale of the shares of CET-DEL would jeopardize the success of CET-DEL under the plans for building CET-DEL currently in place;

    E. CET-SC desires to have an ability to assume control of CET-DEL in the event CET-DEL becomes under-capitalized and desires to prevent P2S Holdings from transferring shares in CET-DEL without its consent;

    F. The Companies desire to address CET-SC's concerns by placing all the stock of CET-DEL in escrow during the Term and agreeing to notify prospective purchasers of this Agreement and its terms and conditions, and to also address CET-SC's concerns by giving CET-SC the ability to take control of CET-DEL in the event CET-DEL becomes under-capitalized during the Term; and

    G. The Escrow Agent is willing to act as escrow agent on the terms and conditions set forth in this Agreement.

                                    AGREEMENT

    The Parties, intending to be legally bound, agree as follows:

SECTION 1.    APPOINTMENT OF ESCROW AGENT

    The Escrow Agent is hereby appointed escrow agent to hold and dispose of the escrowed shares in accordance with the terms and conditions set forth in this Agreement, and the Escrow Agent accepts such designation and agrees to hold and dispose of such escrowed shares in accordance with the provisions of this Agreement. The Companies and CET-SC agree to the appointment of Escrow Agent and to the terms and conditions of this Agreement pertaining to the Escrow Agent's compensation, liability and other matters.

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SECTION 2.    ESCROW SHARES

    2.1 DEPOSIT OF SHARES INTO ESCROW. Within one business day of the Closing Date, P2S Holdings shall deposit with Escrow Agent stock certificates representing ownership of all shares of stock, common or otherwise, of CET-DEL ("Escrow Shares"). The Escrow Shares shall be held by the Escrow Agent in escrow in accordance with the provisions of this Agreement and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any Party hereto.

    2.2 EXERCISING OWNERSHIP. During the Term, P2S Holdings shall remain the record owner of the shares and shall be entitled to exercise all power and rights attendant to such ownership except to the extent such power and rights are restricted by this Agreement.

    2.3 SAFEHOLDING. The Escrow Agent shall provide for safe-keeping of the Escrow Shares consistent with legal and ethical standards for holding third party property.

SECTION 3.    NOTICE OF THIS AGREEMENT

    3.1 COMPANIES' NOTICE TO PURCHASERS. The Companies, together and individually, hereby agree to not undertake any effort to transfer ownership of the Escrow Shares during the Term without first notifying the prospective purchaser of this Agreement and the terms and conditions it places on the Parties and the Escrow Shares.

    3.2 ESCROW SHARES LEGEND. The Companies agree to place a legend on the Escrow Shares notifying holders of this Agreement and the terms and conditions it places on the Parties and the Escrow Shares.

SECTION 4.     DEFAULT

    4.1 DEFINITION OF DEFAULT. The following events shall constitute default ("Default") in the context of this Agreement:

     (a) The net worth of CET-DEL dropping below $400,000 anytime between March 21, 2005 and March 20, 2006, so long as in the month the net worth so drops the gross receipts received by CET-DEL from Amcor PET Packaging have not declined by more than fifteen percent (15%) when compared to gross receipts received by CET-SC from Amcor PET Packaging in the same month in the prior year;

     (b) The net worth of CET-DEL dropping below $300,000 anytime between March 21, 2006 and March 20, 2007 so long as in the month the net worth so drops the gross receipts received by CET-DEL from Amcor PET Packaging have not declined by more than fifteen percent (15%) when compared to gross receipts it received from Amcor PET Packaging in the same month in the prior year;

     (c) Possession by CET-DEL of outstanding invoices that are past due from, and pursuant to the terms of the agreements with, any of the following: CET-SC, Stokes Logistics Consulting, LLC, or TPS Logistics, Inc., unless the invoices relate to an agreement that has been breached other than by the Company.

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    4.2    NOTICE OF DEFAULT AND CURE.  In the event of a Default, CET-SC shall notify P2S Holdings, CET-DEL and the Escrow Agent in writing that a default exists and provide a detailed description of the Default. The Companies, individually or together, or any group appointed by the Companies, will have 30 calendar days to cure the Default and notify CET-SC and the Escrow Agent in writing of the cure, providing an accompanying detail.

    4.3 CONSEQUENCES OF DEFAULT. If the Default is not cured within 30 calendar days, CET-DEL will enter a period of Default ("Period of Default").
The Companies, individually and together, hereby agree and consent that during a Period of Default CET-SC shall have the power to assume control of CET-DEL, and that CET-SC shall be vested with the power of the President and CEO of CET-DEL and it shall have the consent of the Board of Directors of CET-DEL and P2S Holdings as sole shareholder of CET-DEL to manage the operations of CET-DEL in a manner that will most quickly and reasonably cure the Default. During a Period of Default the Companies shall refrain from taking corporate actions that would interfere with or disturb the exercise of power by CET-SC in its management of CET-DEL.

The Companies, individually and together, agree and consent that once a Period of Default has begun, CET-SC shall remain in control of CET-DEL as above-described until the Default has been cured for 30 consecutive calendar days.

    4.4 DEFAULT AT CLOSE OF TERM. If CET-DEL is in a Period of Default at the end of the Term, the Companies, individually and together, hereby consent to an extension of the Term until the Default has been cured for 30 calendar days or until March 20, 2008 whichever is earlier.

SECTION 5.   RETURN OF ESCROW SHARES

    The Escrow Agent shall return the Escrow Shares to P2S Holdings at the end of the Term, including an extension of the Term as provided for in Section 4.4, above.

SECTION  6.   EQUITABLE  RELIEF

     The Parties agree that it is impossible to determine the monetary damages that will accrue as a result of any breach of the provisions of this Agreement particularly because of the essence of time in addressing any such breach under the circumstances of this Agreement. Therefore, if any Party institutes any action or proceeding in equity to enforce any of the provisions of this Agreement, all other Parties hereby waive the claim or defense therein that such party has an adequate remedy at law, and such Party shall not urge in such equitable action or proceeding the claim or defense that such remedy at law exists.

SECTION 7.    PAYMENT OF ESCROW AGENT

    CET-SC shall pay the reasonable fees and expenses (including attorneys' fees) of the Escrow Agent for the services to be rendered by the Escrow Agent in accordance with the terms of this Agreement. The Escrow Agent will also be entitled to reimbursement for extraordinary expenses incurred in the performance of its duties hereunder. Escrow Agent shall submit an invoice for services to CET-SC on a monthly basis for reimbursement. Invoices are payable upon receipt.

SECTION 8.    LIMITATION OF ESCROW AGENT'S LIABILITY

    8.1 LIMITATION. The Escrow Agent shall incur no liability with respect to any action taken or suffered by it in reliance upon any notice, direction, instruction, consent, statement or other documents believed by it to be genuine and duly authorized, nor for other action or inaction except its own willful misconduct or negligence. The Escrow Agent shall not be responsible for the validity or sufficiency of this Agreement. In all questions arising under the Agreement, the Escrow Agent may rely on the advice of counsel, and for anything done, omitted or suffered in good faith by the Escrow Agent based on such advice the Escrow Agent shall not be liable to anyone. The Escrow Agent shall not be required to take any action hereunder involving any expense unless the payment of such expense is made or provided for in a manner reasonably satisfactory to it.

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    8.2  INDEMNIFICATION OF ESCROW AGENT.  The Companies and CET-SC, jointly and severally, shall indemnify the Escrow Agent for, and hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the part of Escrow Agent, arising out of or in connection with its carrying out of its duties hereunder.

    8.3 ESCROW AGENT WAIVER OF CONFLICT. The Parties acknowledge that the Escrow Agent is providing legal advice to CET-SC and may continue doing so during the Term, and that such circumstance could present a conflict of interest in the execution of the Escrow Agent's carrying out of its duties under this Agreement. Nevertheless all Parties consent to the Escrow Agent acting as escrow agent for the purposes of executing the terms of this Agreement and hereby waive any right to assert a conflict of interest claim during the Term based in and of itself on the existence of the potential conflict that exists as of the Closing Date.

SECTION 9.  SUCCESSOR ESCROW AGENT

    In the event the Escrow Agent becomes unavailable or unwilling to continue in its capacity herewith, the Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving resignation to the Parties to this Agreement, specifying not less than 60 days' prior written notice of the date when such resignation shall take effect. The Parties may appoint a successor escrow agent without the consent of the Escrow Agent so long as such successor is acceptable to all Parties.

SECTION 10.   GENERAL

    10.1 NOTICES. Any notice or other communication required or permitted to be delivered to any Party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such Party below (or to such other address or facsimile telephone number as such Party shall have specified in a written notice given to the other Parties hereto):

IF TO P2S, P2S HOLDINGS, OR CET-DEL:

     Richard Hersh
     President
     903 Clint Moore Rd.
     Boca Raton, FL 33431
     561-998-7557

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IF TO CET-SC:

     W. A. Stokes
     Commodity Express Transportation, Inc.
     354 South Chimney Lane
     Columbia, SC 29209
     803-695-9200

IF TO ESCROW AGENT:

     Kyle G. Michel
     Kyle Michel Law Firm, LLC
     P.O. Box 5523
     Columbia, SC 29209
     803-647-1107

    10.2 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

    10.3 HEADINGS. The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

    10.4 GOVERNING LAW; VENUE. This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of South Carolina without giving effect to principles of conflicts of laws.

    10.5 SUCCESSORS AND ASSIGNS; PARTIES IN INTEREST. This Agreement shall be binding upon, and inure to the benefit of, all Parties and their successors in interest. None of the Parties shall be permitted to assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of all other Parties.

    10.6 WAIVER.

         (a) No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

         (b) No Person shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Person; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

    10.7 AMENDMENTS. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed by all the Parties.

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    10.8 SEVERABILITY.  In the event that any provision of this Agreement, or the application of any such provision to any Party or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Parties or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

    10.9 ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the Parties relating to escrowed shares and supersedes all prior agreements and understandings among or between any of the parties relating to escrowed shares.

    10.10 CONSTRUCTION.

         (a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

         (b) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

             IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

POWER2SHIP, INC.

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POWER2SHIP HOLDINGS

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COMMODITY EXPRESS TRANSPORTATION, INC., A DELAWARE CORPORATION

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COMMODITY EXPRESS TRANSPORTATION, INC., A SOUTH CAROLINA CORPORATION

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KYLE MICHEL LAW FIRM, LLC

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